EXHIBIT 10.6

                                 OMI CORPORATION
                           2001 RESTRICTED STOCK PLAN


SECTION 1. PURPOSES. The purposes of the OMI Corporation 2001 Restricted Stock Plan are:

(a) To further the growth, development and success of the Company by enabling the executive officers of the Company and its subsidiaries and directors of the Company to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such executive officers and directors to exert their best efforts on behalf of the Company and its subsidiaries; and

(b) To maintain the ability of the Company and its subsidiaries to attract and retain executive officers and directors of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company which will reflect the growth, development and success of the Company.

Towards these objectives, the Committee may award Restricted Stock to such executive officers and directors pursuant to the terms and conditions of the Plan.


SECTION 2. DEFINITIONS. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

Agreement: a written certificate or award agreement evidencing an Award, as described in Section 6.

Award: shares of Restricted Stock awarded pursuant to the terms and conditions of the Plan.

Board: the Board of Directors of the Company.

Change in Control: a "change in control" with respect to the Company that would be required to be reported in response to Item 1(a) of the Company's current report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act, or equivalent for foreign filers; provided that, without limitation, a "Change in Control" shall be deemed to have occurred at such time as any person or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company (other than, in any such event, a sale or other disposition to or for the benefit of any employee benefit plan (or related trust) of the Company or a subsidiary of the Company, or acquisition or offer to acquire, by or on behalf of, the Company or a subsidiary of the Company or any group comprised solely of such entities, of shares of Stock); provided, however, that a "Change in Control" shall not be deemed to have occurred if such a person or group files and maintains a Schedule 13G pursuant to Rule 13d-1 under the Exchange Act in connection with its purchase of such securities; provided further, however, that upon the



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filing of a Schedule 13D pursuant to such rule by such person or group in connection with such securities, there shall be deemed to be an immediate "Change in Control." The foregoing to the contrary notwithstanding, a "Change in Control" shall be deemed to have occurred if individuals who constitute the "Incumbent Board" cease for any reason to constitute at least a majority of the Board. "Incumbent Board" shall mean those individuals who constitute the Board immediately following the effective date of the Plan, or any additional individual who becomes a member of the Board and whose election, or nomination for election, by the shareholders of the Company was approved by a vote of at least three-fourths of the members of the Board comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual was named as a nominee for member of the Board without objection to such nomination).

Committee: the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

Company: OMI Corporation, a Marshall Islands corporation, or any successor entity.

Exchange Act: the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and regulations and rules thereto.

Fair Market Value of a share of Stock as of a given date: (a) the mean of the highest and lowest reported sale prices for a share of Stock, on the principal exchange on which the Stock is then listed or admitted to trading, for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (b) if actual sales prices of the Stock are not subject to reporting, the mean of the closing representative bid and asked prices for a share of Stock on such date as reported by any nationally recognized quotation system selected by the Committee; or (c) if the Stock is not then listed or admitted to trading on a stock exchange and the method provided for in clause (b) above shall not be practicable, the fair market value determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date.

Participant: an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(b), to participate in the Plan, and who holds an outstanding Award pursuant to the Plan.

Plan:  this OMI Corporation 2001 Restricted Stock Plan.

Restricted Stock: Stock awarded under the Plan in accordance with the terms and conditions set forth in Section 6.

Restriction Period: a time period, which may or may not be based upon the achievement of particular performance goals and/or the satisfaction of vesting provisions (which may be dependent on the continued service of the applicable Participant) applicable to, and established or specified by the Committee at the time of, each award of Restricted Stock.



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Securities Act: the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

Stock: the common stock, par value $0.50 per share, of the Company.


SECTION 3.  ADMINISTRATION AND INTERPRETATION.

(a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

(b) The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than two members of the Board. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

(c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the executive officers of the Company and its subsidiaries and directors of the Company to whom Awards shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company's or its subsidiaries' management; determine the number of shares of Stock to be included in any Award and the periods for which Awards will be outstanding; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting schedule, and other provisions, including, without limitation, the Restriction Period, of or relating to any Award; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting of any Award; amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Award; at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to any such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws and methods of withholding or providing



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     for the payment of required taxes; offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and, to the extent permitted under the applicable Agreement, permit the transfer of an Award by one other than the Participant who received the grant of such Award.

(d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Awards granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Awards. The Committee shall have the authority to adopt such procedures and subplans and grant Awards on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement.

(e) Each Award shall be evidenced by an Agreement, which shall be executed by the Company and the Participant to whom such Award has been granted, unless the Agreement provides otherwise; two or more Awards granted to a single Participant may, however, be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Award; no person shall have any rights under any Award, however, unless and until the Participant to whom the Award shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Award, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

(f) Except to the extent prohibited by applicable law, including, without limitation, the requirements for any Award to an officer to be covered by any exemptive rule under



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     Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3(f) shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.


SECTION 4.  SHARES OF STOCK SUBJECT TO THE PLAN.

(a) The securities subject to Awards granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any subsidiary of the Company. The total number of shares of Stock that may be delivered pursuant to Awards granted under the Plan is 1,000,000; provided, however, that the number of shares of Stock that may be delivered hereunder shall be reduced by the number of shares of Stock subject to stock options granted under the OMI Corporation 1998 Stock Option Plan after the effective date of the Plan, to the extent required to cause the aggregate number of shares of Stock authorized for issuance under the Plan and the OMI Corporation 1998 Stock Option Plan to not exceed more than 3,467,154 shares of Stock; provided further, however, that the foregoing limitations, as well as the limitation specified in Section 5(b), shall not apply to the extent that the shares of Stock delivered under the Plan have been acquired by the Company or its subsidiaries in the open market.(1)

(b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the number of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

(c) Any shares of Stock subject to an Award which are forfeited to the Company may again be granted pursuant to an Award under the Plan, subject to the limitations of this Section 4.


SECTION 5.  ELIGIBILITY.


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(1)  Five percent of the shares of Stock outstanding at the time the Plan is adopted.



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(a)  Executive officers of the Company and its subsidiaries and directors of the
     Company (whether or not also employees) shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan.


(b) Notwithstanding any other provision of the Plan to the contrary, but subject to the second proviso of the second sentence of Section 4(a), no single Participant may acquire under the Plan more than 693,430 shares of Stock.(2)


SECTION 6.  AWARDS OF RESTRICTED STOCK.

(a) All Awards under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine and which are set forth in the applicable Agreement. Subject to the terms and restrictions of this Section 6 or the applicable Agreement or determined by the Committee, upon delivery of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant's ownership of shares of Restricted Stock, pursuant to Section 6(e), the Participant shall have all of the rights of a stockholder with respect to such shares.

(b) The Committee may, in its discretion, authorize the award of Restricted Stock to a Participant. The Committee may make any such Award without the requirement of any cash payment from the Participant to whom such Award is made, or may require a cash payment from such a Participant in an amount no greater than the aggregate Fair Market Value of the Restricted Stock as of the date of grant in exchange for, or as a condition precedent to, the completion of such Award and the issuance of such shares of Restricted Stock.

(c) During the Restriction Period stated in the Agreement, the Participant who receives shares of Restricted Stock shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of such shares. Any attempt by such recipient to do so shall constitute the immediate and automatic forfeiture of such Award.

(d) Except as otherwise provided in Section 10(c), shares of Restricted Stock shall be forfeited and revert to the Company upon (i) termination for any reason of the recipient's service with the Company or a subsidiary of the Company and/or (ii) failure to satisfy any performance goals to the extent set forth in the Agreement. Notwithstanding the foregoing, upon any such termination of service during the Restriction Period, shares of Restricted Stock shall become free of all or part of the restrictions applicable thereto to the extent that the Agreement, as determined by the Committee in its discretion on the award date, provides for lapse of such restrictions upon such termination of service, or the



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(2)  One percent of the shares of Stock outstanding at the time the Plan is adopted.



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     Committee, in its discretion, otherwise determines to waive forfeiture of such shares of Restricted Stock for whatever reason the Committee considers to be in the interests of the Company.

(e) Each Participant who receives shares of Restricted Stock hereunder shall be issued one or more stock certificates in respect of such shares of Restricted Stock. Any such stock certificates for shares of Restricted Stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Company or its agent by the recipient, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the recipient. The foregoing to the contrary notwithstanding, as the Committee, in its discretion, may deem appropriate, in lieu of the issuance of certificates for any shares of Restricted Stock during the applicable Restriction Period, a "book entry" (i.e., a computerized or manual entry) may be made in the records of the Company, or its designated agent, to evidence the ownership of such shares of Restricted Stock in the name of the applicable Participant. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants hereunder. The holding of shares of Restricted Stock by the Company or its agent, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this Section 6(e), shall not affect the rights of Participants as owners of their shares of Restricted Stock, nor affect the Restriction Period applicable to such shares under the Plan or the Agreement.

(f) During the Restriction Period, a Participant who holds outstanding shares of Restricted Stock shall be entitled to any dividends paid thereon, unless determined otherwise by the Committee and set forth in the Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Agreement, in the event of any adjustment as provided in Section 10, or any stock or securities are received as a dividend on shares of Restricted Stock, any new or additional shares or securities received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Restriction Period, as relate to the original shares of Restricted Stock.

(g) A Participant's shares of Restricted Stock shall become free of the foregoing restrictions upon the expiration of the applicable Restriction Period and the Company shall, subject to Sections 6(h), 11(c) and 11(d), then deliver stock certificates evidencing such Stock to such Participant.

(h) Restricted Stock and any Stock received upon the expiration of the Restriction Period shall be subject to such other transfer restrictions and/or legending requirements that are imposed by the Committee, in its discretion, and may be specified in the Agreement.

(i) Subject to the terms of the Plan, the Committee may modify outstanding Awards or accept the surrender of outstanding shares of Restricted Stock (to the extent that the Restriction Period or other restrictions applicable to such shares have not yet lapsed) and grant new Awards in substitution for such Restricted Stock.


SECTION 7.  TRANSFER, LEAVE OF ABSENCE.



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A transfer of an employee from the Company to a subsidiary or an affiliate of the Company, or vice versa, or from one subsidiary or affiliate to another, and a leave of absence, duly authorized in writing by the Company or a subsidiary or affiliate of the Company, shall not be deemed a termination of employment of such employee.


SECTION 8.  RIGHTS OF EMPLOYEES AND OTHER PERSONS.

(a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

(b) Nothing contained in the Plan or in any Agreement shall be deemed to give any director, executive officer or any other employee the right to be retained in the service of the Company or a subsidiary thereof nor restrict in any way the right of the Company or any such subsidiary to terminate any executive officer's or other employee's employment or any director's service on the Board at any time with or without cause.

(c) The adoption of the Plan shall not be deemed to give any director, executive officer or employee of the Company or a subsidiary thereof or any other person any right to be selected to participate in the Plan or to be granted an Award.

(d) Nothing contained in the Plan or in any Agreement shall be deemed to give any director, executive officer or any other employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or its subsidiaries, nor be construed as limiting in any way the right of the Company or its subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee or director bonuses, and, if so paid, the amount thereof and the manner of such payment.


SECTION 9.  TAX WITHHOLDING OBLIGATIONS.

(a) The Company is authorized to take whatever actions are necessary and proper to satisfy all obligations of Participants (including, for purposes of this Section 9, any other person entitled to exercise an Award pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Awards (including, but not limited to, actions pursuant to the following Section 9(b)).

(b) Each Participant shall (and in no event shall Stock be delivered to a Participant with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Participant to elect withholding by the Company of Stock or other property otherwise deliverable to such Participant pursuant to



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     his or her Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Stock on the payment date as determined by the Committee.

(c) If a Participant makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor section thereto, to be taxed with respect to an Award as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.


SECTION 10.  CHANGES IN CAPITAL.

(a) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or its subsidiaries' capital structure or its business, any merger or consolidation of the Company or a subsidiary of the Company, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Awards may be granted, the limitation set forth in Section 5 on the number of shares of Stock that may be acquired by a single Participant under the Plan and the number, class and kind of shares under each outstanding Award shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Awards or otherwise necessary to reflect any such change.

(c) Immediately prior to a Change in Control, all restrictions imposed by the Committee on any outstanding Award shall be immediately automatically canceled, the Restriction



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     Period applicable to all outstanding Awards shall immediately terminate and such Awards shall be fully vested, and any applicable performance goals shall be deemed achieved at not less than the target level.

(d) No Participant shall have or be deemed to have any right to prevent the consummation of the acts described in this Section 10 affecting the number of shares of Stock subject to any Award held by the Participant. Any actions or determinations by the Committee under this Section 10 need not be uniform as to all outstanding Awards, and need not treat all Participants identically.


SECTION 11.  MISCELLANEOUS PROVISIONS.

(a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock under any Award. Any proceeds from Awards under the Plan shall constitute general funds of the Company.

(b) Except as otherwise provided in this Section 11(b) or by the Committee, an Award by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. An Agreement may permit the payment or distribution of a Participant's Award (or any portion thereof) after his or her death to the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Participant by will or by the laws of descent and distribution. In the event any Award is to be paid or distributed to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant's beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons to receive such Stock is the duly appointed legal representative of the deceased Participant's estate or the proper legatee or distributee thereof or the named beneficiary of such Participant.

(c)  (i)   Notwithstanding any other provision of the Plan, any Award granted to an officer of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such limitations.

     (ii) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental



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


           regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Award may be awarded or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     (iii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or its affiliates under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Awards, until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or its affiliates.

     (iv) Upon termination of any period of suspension under this Section 11(c), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(d) The Committee may require each person receiving Stock in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(e) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Company, the Committee or the Board, in any case in accordance with the terms and conditions of the Plan.

(f) In the discretion of the Committee, a Participant may elect irrevocably (at a time and in a manner determined by the Committee) prior to the expiration of the Restriction Period applicable to his or her Restricted Stock that delivery of shares of Stock upon such expiration shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the vesting of such Restricted Stock and until the delivery of any deferred shares, the number of shares otherwise issuable to the Participant shall be credited to a memorandum account in the records of the Company and any dividends or other distributions payable on such shares shall be deemed reinvested in



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


     additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Participant's memorandum account shall become issuable pursuant to the Participant's election.

(g) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or its subsidiaries, or prevent or limit the right of the Company or any subsidiary to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(h) The Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to such state's conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

(i) The words "Section," "subsection" and "paragraph" herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

(j) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Awards granted hereunder.


SECTION 12.  LIMITS OF LIABILITY

(a) Any liability of the Company or its subsidiaries to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Agreement.

(b) None of the Company, its subsidiaries, any member of the Board or the Committee, or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.


SECTION 13.  EFFECTIVE DATE; AMENDMENTS AND TERMINATION

(a) The Plan shall be adopted and approved by the Board and, following such adoption and approval, shall become effective on July 1, 2001.

(b) The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension, or termination shall be made which would materially impair the previously accrued rights of any Participant with respect to his or her Award without his or her



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


     written consent. The Committee may amend the terms of any Award previously granted, including any Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Participant with respect to any such Award without his or her written consent.

(c) The Plan shall terminate upon the date all shares of Stock subject to the Plan have been delivered pursuant to the Plan's provisions, and no such shares are any longer subject to any Restriction Period.






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